                                                                   Exhibit 10.15




                              FOURTH AMENDMENT TO

                                 LOAN AGREEMENT

                     REVOLVING LINE OF CREDIT AND TERM LOAN

                                      FROM

                                 BANK ONE, NA,

                                  COBANK, ACB,

                                      AND

                                INTRUST BANK, NA

                                       TO

                                 T-NETIX, INC.

                                 APRIL 12, 2002

                       FOURTH AMENDMENT TO LOAN AGREEMENT


      This Fourth Amendment to Loan Agreement ("FOURTH AMENDMENT"), dated as of April 12, 2002, is by and among T-NETIX, INC., a Colorado corporation ("BORROWER"), Lenders (as defined in the Original Loan Agreement), and BANK ONE, NA, a national banking association, f/k/a Bank One, Colorado, N.A., as agent for Lenders (in such capacity, the "AGENT").

      The parties executed and delivered the original Loan Agreement, dated September 9, 1999 ("ORIGINAL LOAN AGREEMENT"), which Original Loan Agreement was amended pursuant to the First Amendment to Loan Agreement, dated July 11, 2000, the Second Amendment to Loan Agreement dated April 16, 2001, and the Third Amendment to Loan Agreement dated March 26, 2002. Section 12.5 of the Original Loan Agreement permits such agreement to be amended with the consent of the Lenders.

      In consideration of the mutual covenants set forth in this Fourth Amendment and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, and Agent agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      1.1 DEFINITIONS. Unless amended hereby, each capitalized term as used herein shall have the meaning given it in Section 1.1 of the Original Loan Agreement. The following definitions shall be amended and restated in their entirety to read as follows:

            "Agreement" shall mean, collectively, the Original Loan Agreement, as amended by the First Amendment to Loan Agreement, the Second Amendment to Loan Agreement, the Third Amendment to Loan Agreement and this Fourth Amendment to Loan Agreement.

            "Loan" shall collectively mean a $14,000,000 revolving line of credit (the "REVOLVING LINE") and a $7,600,000 term loan (the "TERM LOAN"). Provided however, in the event Borrower exercises its Option to Extend Maturity Date pursuant to Section 2.6, the Revolving Line shall be reduced to $11,500,000 and the Term Loan shall be reduced to $7,200,000.

            "Maturity Date" shall mean the earlier of (i) the date of acceleration of the Loan, or (ii) June 30, 2002 (unless extended pursuant to Borrower's exercise of its Option to Extend Maturity Date pursuant to Section 2.6).

            "Maximum Loan Amount" shall mean $21,600,000, comprised of the Revolving Line and the Term Loan, which amount shall be reduced to $18,700,000 in the event Borrower exercises its Option to Extend Maturity

            Date pursuant to Section 2.6. Notwithstanding Section 2.1 of the Original Loan Agreement, Borrower may not borrow, repay and reborrow on that portion of the Loan constituting the Term Loan.

      The following new definitions are hereby added to Section 1.1:

            "Option to Extend Maturity Date" shall mean Borrower's conditional option to extend the Maturity date as set forth in Section 2.6.

            "Option Exercise Date" shall mean June 26, 2002; the latest date by which Borrower must provide its notice to exercise Option to Extend Maturity Date.


                                    ARTICLE 2
                              CONDITIONS PRECEDENT

      2.1 Conditions Precedent The following conditions precedent must be strictly fulfilled, substantial performance being insufficient, on or before April 12, 2002 (the "Amendment Closing Date") and the failure of any one of which to be fulfilled shall be deemed an Event of Default:

            (a) Borrower shall pay to Lenders an Amendment Fee equal to one-half of one percent (.50%) of the Maximum Loan Amount on the date hereof to be immediately distributed to Lenders on a pro rata basis by Agent.

            (b) Borrower shall pay all accrued interest to date through and including the Amendment Closing Date, due on the Loan at the Interest Rate payable to each Lender on Lender's Percentage Interest (as defined in the Loan Agreement) in effect immediately prior to the date of this Fourth Amendment;

            (c) In the event the outstanding balance of the Loan on the Amendment Closing Date exceeds the Maximum Loan Amount (as defined in this Fourth Amendment), Borrower shall make such payment as is necessary to reduce said balance to an amount that is less than or equal to the Maximum Loan Amount;

            (d) Borrower shall have paid all fees and expenses of Agent and Lenders incurred in relation to this Fourth Amendment;

            (e) Borrower shall have performed all of its Obligations under the Loan, including without limitation, (i) shall be current in all payments of principal and interest, (ii) shall have submitted to Agent all financial reports and Covenant Compliance Certificates, (iii) shall be in compliance with all Covenants governed by the effective Loan Agreement., and (iv) shall have submitted to agent "pre-audit" results for fiscal year 2001;

            (f) Agent shall have received evidence acceptable to Agent of appropriate corporate action on the part of Borrower and Subsidiaries hereon authorizing the execution and delivery of this Fourth Amendment;

            (g) Agent shall have received opinions of Borrowers' counsel in form and substance acceptable to Agent


                                    ARTICLE 3
                                   AMENDMENTS

      3.1 Subordinated Indebtedness. The Subordinated Loan Agreement between Borrower and Daniel M. Carney, dated as of April 14, 2000, as amended or supplemented from time to time shall be renewed and extended by a written extension of the subordinated debt under the same terms as the previous year to mature no sooner than February 3, 2003.

      3.2 Repayment Terms. (a) Payments of interest on the Revolving Line are due on the first day of each month during the remaining term of the Loan and shall continue to be due on the first day of each month following an exercise by Borrower of its Option to Extend Maturity Date. The entire outstanding principal balance together with accrued and unpaid interest on the Revolving Loan shall be due and payable on the Maturity Date. Amounts available to be drawn under the Revolving Line shall be reduced by $300,000 per month commencing August 1, 2002, and on the first day of each month thereafter. If the outstanding principal balance of the Revolving Line on the date of each such reduction exceeds the amount available to be drawn under the Revolving Line, Borrower shall, within 3 days after notice from Agent, make principal payments in an amount necessary to reduce the outstanding principal balance to the amount then available under the Revolving Line. (b) Payments of $200,000 principal plus interest on the Term Loan are due on the first day of each month and shall continue to be due on the first day of each month following an exercise by Borrower of its Option to Extend Maturity Date. The entire outstanding principal balance together with accrued and unpaid interest on the Term Loan shall be due and payable on the Maturity Date.

      3.3   A new Section 2.6 is hereby added to the Loan Agreement as follows:

                  2.6 Option to Extend Maturity Date. Upon satisfaction of the conditions set forth in this Section 2.6 provided no Event of Default exists nor any event which with the passage of time or giving of notice, or both, would constitute an Event of Default, Borrower may elect to extend the Maturity Date to January 3, 2003.

                  (a) Borrower shall provide written notice to Agent of its election to exercise its Option to Extend Maturity Date ("Exercise Notice"). Said Exercise Notice shall be in the form attached hereto as Exhibit A. The Exercise Notice must be received by Agent not earlier than June 19, 2002 and not later than 3:00 p.m. Central Daylight Time June 26, 2002.

                  (b) The Exercise Notice shall be accompanied by a payment to Agent of a fee in the amount of three percent (3%) of the Maximum Loan Amount on the date of the Exercise Notice (the "Option Fee"). The Option Fee shall be held by Agent in an interest bearing deposit account for the benefit of the Lenders. The amount of initial deposit of the Option Fee is referred to hereafter as the " Beginning Option Fee Balance". The Option Fee shall be refunded to Borrower or distributed pro rata to Lenders, as the case may be, in accordance with the following:

                        (i) If the entire outstanding principal balance of the Loan plus accrued and unpaid interest and fees has been repaid to Lenders on or before July 31, 2002, Borrower shall receive a refund of the entire Beginning Option Fee Balance, plus any accrued interest. If Borrower shall fail to pay the entire outstanding principal balance plus accrued and unpaid interest and fees on or before July 31, 2002, Agent shall distribute to each Lender on August 1, 2002, its pro rata shares of 50% of the Beginning Option Fee Balance; or,

                        (ii) If the entire outstanding principal balance of the Loan plus accrued and unpaid interest and fees has been repaid to Lenders on or before August 29, 2002, Borrower shall receive a refund equal to 50% of the Beginning Option Fee Balance, plus any accrued interest. If Borrower shall fail to pay the entire outstanding principal balance plus accrued and unpaid interest and fees on or before August 29, 2002, Agent shall distribute to each Lender on August 30, 2002, its pro rata shares of 33.33% of the Beginning Option Fee Balance; or,

                        (iii) If the entire outstanding principal balance of the
                  Loan plus accrued and unpaid interest and fees has been repaid to Lenders on or before September 30, 2002, Borrower shall receive a refund equal to 16.67% of the Beginning Option Fee Balance, plus any accrued interest. If Borrower shall fail to pay the entire outstanding principal balance plus accrued and unpaid interest and fees on or before September 30, 2002, Agent shall distribute to each Lender on October 1, 2002, its pro rata shares of 16.67% of the Beginning Option Fee Balance.

      3.4 Financial Covenants. Section 6.11(c) of the Original Loan Agreement, as amended, is further amended to provide as follows:

                  6.11 (c) Minimum EBITDA. Borrower shall maintain a minimum EBITDA commencing the Quarter ending June 30, 2002, and at the end of each Quarter thereafter of $4,500,000.

      3.5 Tangible Shareholder's Equity. Section 6.18 of the Original Loan Agreement, as amended, is hereby amended to provided that Borrower shall maintain a minimum Tangible

Shareholder's Equity for the Quarter ending June 30, 2002, and thereafter, of $19,000,000.

      3.6 Notices. Section 12.2 of the Original Loan Agreement is hereby amended by restating that section in its entirety as follows:

                  12.2 Notices. All notices given hereunder shall be in writing, shall be given by certified mail, return receipt requested, nationally recognized overnight courier service, telecopy, facsimile or copy delivered by hand, and, (i) if mailed, shall be deemed received three Business Days after having been deposited in a receptacle for United States mail, postage prepaid, (ii) if delivered by nationally recognized overnight air courier service, shall be deemed received one Business Day after having been deposited with such overnight air courier service, postage prepaid, and (iii) if delivered by telex, telecopy or hand delivery, shall be deemed received on the day the notice is sent (provided that the sender receives confirmation thereof), in each case addressed as follows (other than a notice of advance, which shall be sent to the Agent only):

            If to Borrower, or any Subsidiary to:

                                 T-NETIX, INC.
                                 2155 Chenault Drive, Suite 410
                                 Carrollton, Texas 75006
                                 Attention: Wayne A. Johnson II, General Counsel
                                 Facsimile: (303) 705-5584

                                 With a copy to:

                                 ______________________________________
                                 ______________________________________
                                 Attention:____________________________
                                 Facsimile:____________________________

            If to the Lenders, to:

                                 Bank One, NA
                                 Fourth Floor, Bank One Center
                                 1717 Main Street
                                 Dallas, TX 75201
                                 Attention: Hal E. Fudge
                                 Facsimile: (214) 290-2740

                                 With a copy to:

                                 Holme Roberts & Owen LLP
                                 1700 Lincoln, Suite 4100
                                 Denver, Colorado 80203
                                 Attention: Thomas L. DeVine, Esq.
                                 Facsimile: (303) 866-0200

            If to the Agent, to:

                                 Bank One, NA
                                 Fourth Floor, Bank One Center
                                 1717 Main Street
                                 Dallas, TX 75201
                                 Attention: Hal E. Fudge
                                 Facsimile: (214) 290-2740

                                 With a copy to:

                                 Holme Roberts & Owen LLP
                                 1700 Lincoln, Suite 4100
                                 Denver, Colorado 80203
                                 Attention: Thomas L. DeVine, Esq.
                                 Facsimile: (303) 866-0200

            Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.


                                   ARTICLE 4.
                                 MISCELLANEOUS

      4.1 Counterpart/Facsimile Signatures. This Fourth Amendment may be executed in any number of counterparts which together will be one and the same instrument. This Fourth Amendment shall become effective whenever each party shall have signed at least one counterpart. Facsimile signatures shall be treated as original signatures hereon.

      4.2 Inconsistent Provisions; Severability. In case of any irreconcilable conflict between the provisions of this Fourth Amendment and those of the Loan Documents and the Notes, the provisions of this Fourth Amendment shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

      4.3 References and Titles. All references in this Fourth Amendment to Sections and subsections and other subdivisions refers to the Sections and subsections and other subdivisions of this Fourth Amendment unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "herein," "hereby," "hereunder" and words of similar import refer to this Fourth Amendment as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      4.4 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      4.5 Confirmation of Original Loan Agreement. Except as amended hereby, by the First Amendment to Loan Agreement, the Second Amendment to Loan Agreement, the Third Amendment to Loan Agreement and this Fourth Amendment to Loan Agreement, the Original Loan Agreement is ratified and confirmed.

      4.6 Release and Indemnity. Borrower agrees to release, indemnify, defend and hold harmless the Agent and Lenders, all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty of Borrower proves to be incorrect in any respect or as a result of any violation of any covenant and from and against any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Loan or the use or intended use of the proceeds of the Loan.


                    [Remainder of Page Intentionally Blank]

      EXECUTED to be effective as of the day and year first above written.

                                           "BORROWER"

                                           T-NETIX, INC., a Colorado corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           "SUBSIDIARIES"

                                           T-NETIX TELECOMMUNICATIONS SERVICES,
                                           INC., a Texas corporation, f/k/a
                                           GATEWAY TECHNOLOGIES, INC.


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           T-NETIX MONITORING CORPORATION,
                                           a Colorado corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           SPEAKEZ, INC., a Colorado corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           T-NETIX CORPORATION, a Delaware
                                           corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           "LENDERS"

                                           BANK ONE, NA,
                                           a national banking association


                                           By:__________________________________
                                              Hal E. Fudge, First Vice-President


                                           COBANK, ACB


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           INTRUST BANK, NA,
                                           a national banking association


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           "AGENT"

                                           BANK ONE, NA,
                                           a national banking association

                                           By:__________________________________
                                              Hal E. Fudge, First Vice-President

                                    EXHIBIT A

                                 EXERCISE NOTICE


Bank One, NA
Fourth Floor, Bank One Center
1717 Main Street
Dallas, TX  75201
Attention:  Hal E. Fudge

Re:   Notice of Election to Exercise Option to Extend Maturity Date


Dear Mr. Fudge:

Pursuant to Section 2.6 of the Loan Agreement by and among the undersigned as Borrower, and Bank One, NA, CoBank, ACB, and Intrust Bank, NA as Lenders, and Bank One, NA as Agent, as such Loan Agreement has been amended, Borrower hereby provides notice of its intent (this "Exercise Notice")to exercise its Option to Extend Maturity Date and thereby extending the Maturity Date of the Loan to January 3, 2003.

Borrower hereby represents and warrants to the Agent and each Lender that as of the date of this Exercise Notice that: (i) it has performed all of its Obligations pursuant to the Loan Agreement, (ii) it is in full compliance with all covenants contained in the Loan Agreement, (iii) it has complied with all of the conditions to the exercise of this Option to Extend Maturity Date as set forth in the Fourth Amendment to Loan Agreement dated April 12, 2002, and (iv) no Event of Default, nor any event which with the passage of time or giving of notice would constitute an Event of Default exists or has occurred.

Borrower also represents and warrants to Lenders and Agent that on or before June 26, 2002, it shall make payment to Agent in an amount equal to 3% of the Maximum Loan Amount in effect as of the Option Exercise Date in accordance with and subject to Section 2.6 (b) of the Amended Loan Agreement.

Sincerely,

T-Netix, Inc.



By:_________________________________
Its:________________________________